Exhibit j under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus and to the use of our report dated December 21, 1998, in Post-Effective Amendment Number 31 to the Registration Statement (Form N-1A No. 2-275756) of Federated Stock Trust dated December 31, 1998.

Boston, Massachusetts
December 23, 1998